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                                                                    EXHIBIT 10.5



                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the "FIRST AMENDMENT") is made effective as of March 20, 1998, by and between 12300 Corporation, a Delaware corporation, ("LANDLORD") and DSL Entertainment Group, Inc., a California corporation ("TENANT") with reference to the following facts and circumstances.

     A. Landlord is the Owner of that certain building located at 12300 Wilshire Boulevard, Los Angeles, California 90025 ("PROPERTY");

     B. Landlord's predecessor in interest and Tenant entered into a certain Lease Agreement (the "LEASE") dated April 25, 1995 for the Premises described as Suite 400 (the "PREMISES") located in the Property.

     C. The Premises covered by the Lease is identified as that portion of the fourth (4th) floor of the Property containing approximately 4,588 rentable square feet of office space. (See "Exhibit A").

     D. American Realty Advisors ("ADVISOR") is the real estate investment manager to the Landlord and has the responsibility for operating the Property in accordance with the fiduciary and other responsibilities imposed by ERISA and such other laws as impact Advisor's relationship to its client.

     E. Landlord and Tenant desire to further amend the Lease upon terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing facts and circumstances, the mutual covenants and promises contained herein and after good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties, the parties do hereby agree to the following:

     1. Definitions. Each capitalized term used in this First Amendment shall have the same meaning as is ascribed to such capitalized term in the Lease, unless otherwise provided for herein.

     2. Extension of the Lease Term. The expiration of the Lease is extended from May 15, 1998 to May 14, 1999.

     3. Rent. Effective May 15, 1998, Monthly Rent pursuant to Article 1.6 of the Lease shall be as follows:

May 15, 1998 to May 14, 1999   $2.10 per square foot   $9,634.80 (Monthly rent)

Rent is due and payable on the first of each and every month, in addition to other sums due under the Lease such as Operating Costs.


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       4.     Operating Costs. Tenant shall remain obligated to pay its pro rata share of operating costs which is 10.053%, in accordance with Article 1.9 of the Lease, during the balance of the Lease Term. The Base Year for calculation of Operating Costs shall remain calendar year 1995.

       5. Improvements. Tenant agrees to accept the Premises in its current "as-is" condition.

       6. No Defenses. Tenant affirms that, as of the date of execution of this First Amendment, no default or breach by Landlord exists under the Lease and Tenant has no defenses, offsets or counterclaims that could be asserted in an action by Landlord to enforce Landlord's remedies under the Lease.

       7. No Other Inducements. It is expressly warranted by each of the undersigned parties that no promise or inducement has been offered except as herein set forth and that this First Amendment is executed without reliance upon any statement or representation of any person or party released or its representatives concerning the nature and extent of damages, costs and/or legal liability therefor.

       8. Broker. Tenant represents to Landlord that except for CB Commercial Real Estate Group, Inc. (the "Broker"), Tenant has not dealt with any real estate broker, salesperson or finder in connection with this First Amendment, and no other such person initiated or participated in the negotiation of this First Amendment or is entitled to any commission in connection herewith. Tenant hereby agrees to indemnify, defend and hold Landlord, its property manager and their respective employees harmless from and against any and all liabilities, claims, demands, actions, damages, costs and expenses (including attorney's fees) arising from either (a) a claim for a fee or commission made by any broker, other than the Broker, claiming to have acted by or on behalf of Tenant in connection with this First Amendment, or (b) a claim of, or right to lien under the statutes of California relating to real estate broker liens with respect to any such broker retained by Tenant.

       9. Binding. The Lease, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof and hereof. In the event of any conflict between the terms of the Lease and the terms of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and assigns.

      10. Submission. Submission of this First Amendment by Landlord to Tenant for examination and/or execution shall not in any manner bind Landlord and no obligations on Landlord shall arise under this First Amendment unless and until this First Amendment is fully signed and delivered by Landlord and Tenant; provided, however, the execution and delivery by Tenant of this First Amendment to Landlord shall constitute an irrevocable offer by Tenant of the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery.


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     11.  Limit of Liability. Neither Landlord nor any principal of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of the Lease, as hereby amended, or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under the Lease, as hereby amended, or otherwise, Tenant shall look solely to the equity interest of Landlord in the Property for the Satisfaction of Tenant's remedies or judgments.

     12.  Miscellaneous.

     12.1 Attorneys' and Other Fees. Should either party institute any action or proceeding to enforce or interpret this First Amendment or any provision hereof, for damages by reason of any alleged breach of this First Amendment or of any provision hereof, or for a declaration or rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including actual attorneys' and other fees, reasonably incurred in good faith by the prevailing party in connection with such action or proceeding. The term "ATTORNEYS' AND OTHER FEES" shall mean and include attorneys' fees, accountants' fees, and any and all consultants' and other similar fees incurred in connection with the action or proceeding and preparations therefor. The term "ACTION OR PROCEEDING" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

     12.2 Notices. Any notice, demand, request, covenant, approval or other communication to be given by one party to the other shall be in writing (unless some other form of notice is specifically provided for herein) and given by personal service, telegram, or express mail, Federal Express, DHL or any other similar form of airborne/overnight delivery service, or mailing in the United States mail (certified and return receipt requested), addressed to the parties at their respective addresses as follows:

     IF TO LANDLORD:

     Insignia Commercial Group, Inc.
     20750 Ventura Boulevard, Suite 222
     Woodland Hills, California 91364
     Attention:  Frank Khan

     WITH A COPY TO:

     12300 Corporation
     c/o American Realty Advisors
     700 North Brand Boulevard, Suite 300
     Glendale, California 91203
     Attention:  Stanley L. Iezman





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          IF TO TENANT:

          DSL Entertainment Group, Inc.
          12300 Wilshire Boulevard, Suite 400
          Los Angeles, California 90025
          Attention:  Drew Levin and Laurie S. Levin

          12.3 TIME OF ESSENCE. TIME IS OF THE ESSENCE OF THIS FIRST AMENDMENT AND EACH AND EVERY TERM AND PROVISION HEREOF.

          12.4 Modification. A modification of any provision herein contained, or any other amendment to this First Amendment, shall be effective only if the modification or amendment is in writing and signed by both Landlord and Tenant.

          12.5 Waiver. No Waiver by any party hereto of any breach or default shall be considered to be a waiver of any other breach or default. The waiver of any condition shall not constitute a waiver of any breach or default with respect to any covenant, representation or warranty.

          12.6 Successors and Assigns. This First Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors and assigns.

          12.7 Number and Gender. As used in this First Amendment, the neuter includes masculine and feminine, and the singular includes the plural.

          12.8 Governing Law. This First Amendment shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California.

          12.9 Construction. Headings at the beginning of each Section and subsection solely for the convenience of the parties and are not a part of this First Amendment. Except as otherwise provided in this First Amendment, all exhibits referred to herein are attached hereto and are incorporated herein by this reference. Unless otherwise indicated, all references herein to Articles, Sections, subsections, paragraphs, subparagraphs or provisions are to those in this First Amendment. Any reference to a paragraph or Section herein includes all subparagraphs or subsections thereof. This First Amendment shall not be construed as if it had been prepared by only Landlord or Tenant, but rather as if both Landlord and Tenant had prepared the same. In the event any portion of this First Amendment shall be declared by any court or competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this First Amendment, and the remaining parts hereof shall remain in full force and effect, as fully as though such invalid, illegal or unenforceable portion had never been part of this First Amendment.


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          12.10 Integration of Other Agreements. This First Amendment, the
Lease and prior amendments set forth the entire agreement and understanding of the parties with respect to the matters set forth herein and supersedes all previous written or oral understandings, agreements, contracts, correspondence and documentation with respect thereto. Any oral representations or modifications concerning this First Amendment shall be of no force or effect.

          12.11 Indemnification by Tenant. Tenant agrees to indemnify, defend and hold Landlord free and harmless of, from and against any and all claims, demands, damages, losses, liabilities, causes of action, costs or expenses (including reasonable attorneys' fees), directly indirectly arising in connection with the breach of any covenant, agreement, representation, or warranty of Tenant under the terms of this First Amendment.

          12.12 Duplicate Originals: Counterparts. This First Amendment may be executed in any number of duplicate originals, all of which shall be of equal legal force and effect. Additionally, this First Amendment may be executed in counterparts, but shall become effective only after a counterpart hereof has been executed by each party; all said counterparts shall, when taken together, constitute the entire single agreement between the parties.

          12.13 Non-Waiver of Rights. No failure or delay of either party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of an other right.

          12.14 Days. The term "days," as used herein, shall mean actual days occurring, including Saturdays, Sundays and holidays. The term "business days" shall mean days other than Saturdays, Sundays and holidays. If any item must be accomplished or delivered hereunder on a day that is not a business day, it shall be deemed to have been timely accomplished or delivered on the next following business day.

          12.15 Further Assurances. Landlord and Tenant each agree to execute any and all other documents and to take any further actions reasonably necessary to consummate the transactions contemplated hereby.

          12.16 Joint and Several Liability. If Tenant consists of two (2) or more parties, each of such parties (and each of Tenant's general partners) shall be liable for Tenant's obligations under this First Amendment, and all documents executed in connection herewith, and the liability of such parties shall be joint and several. Additionally, the obligations and liabilities hereunder of the general partners or other appropriate persons or entities that comprise Tenant, if any, are and shall be joint and several.

          12.17 No Third Party Beneficiaries. Except as otherwise provided herein, no person or entity shall be deemed to be a third party beneficiary hereof, and nothing in this First Amendment, (either expressed or implied) is intended to confer upon any person or entity, other than Landlord and/or Tenant (and their respective nominees, successors and assigns), any rights, remedies, obligations or liabilities under or by reason of this First Amendment.

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     13.  Secretary's Certificate. Attached hereto and made a part hereof is the Secretary's Certificate. See Exhibit B.

     14. Full Force and Effect. All other terms and conditions of the original Lease agreement shall remain in full force and effect.


IN WITNESS WHEREOF, this First Amendment is executed as of the day and year aforesaid.


DATE OF EXECUTION:                 LANDLORD:

4-24-98                            12300 Corporation,
                                   a Delaware corporation

                                   By: [SIG]
                                       -----------------------------------------

                                   Title: Asset Manager



DATE OF EXECUTION:                 TENANT:


------------------                 DSL Entertainment Group, Inc.
                                   a California corporation

                                   By: [SIG]
                                       -----------------------------------------

                                   Title: President/CEO












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                                   EXHIBIT A
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                              FLOOR: 4 FLOOR PLAN
                               [WILSHIRE CENTER]
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                                   EXHIBIT B

                            SECRETARY'S CERTIFICATE


     The undersigned being the duly elected and acting Secretary of DSL Entertainment Group, Inc., a California corporation organized under the laws of the State of California, and having custody of the corporate records of said corporation, hereby certifies that the officer or officers executing the foregoing lease were duly authorized to act in their capacities in conjunction herewith as ________________________ and ________________________ as set forth in certain resolutions adopted by the Board of Directors of said corporation on _____________________ and that said resolutions have not been modified, amended or rescinded in any respect.

DATED: 3-27-98


                                        /s/ MICHAEL LATINER
                                        ----------------------------------------
                                        Secretary




                                ACKNOWLEDGEMENT


State of California       )
                          ) SS
County of Los Angeles     )


     The foregoing lease was acknowledged before me by MICHAEL LATINER the Secretary of DSL ENTERTAINMENT GROUP INC. a corporation under the laws of the State of California on behalf of said corporation.


                                        /s/ PAM SCOTT
                                        ----------------------------------------
                                        Notary Public

(Notary Stamp or Seal)

[NOTARY STAMP]


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